                             LETTER OF TRANSMITTAL
                      TO ACCOMPANY SHARES OF COMMON STOCK
                                       OF
                              CTG RESOURCES, INC.
                   TENDERED PURSUANT TO THE OFFER TO PURCHASE
                             DATED OCTOBER 2, 1997
                                       BY
                            THE ENERGY NETWORK, INC.
                          A WHOLLY OWNED SUBSIDIARY OF
                              CTG RESOURCES, INC.

             THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL
         EXPIRE AT 12:00 MIDNIGHT, EASTERN STANDARD TIME, ON THURSDAY,
                OCTOBER 30, 1997, UNLESS THE OFFER IS EXTENDED.

           TO: CHASE MELLON SHAREHOLDER SERVICES, L.L.C., DEPOSITARY

        BY HAND:                    BY MAIL:                BY FACSIMILE:          BY OVERNIGHT DELIVERY:
Reorganization Department  Reorganization Department    (Eligible Institutions   Reorganization Department
      120 Broadway               P.O. Box 3305                  Only)                85 Challenger Road
       13th Floor          South Hackensack, NJ 07606       (201) 329-8936            Mail Drop-Reorg.
   New York, NY 10271                                   CONFIRM BY TELEPHONE:    Ridgefield Park, NJ 07660
                                                            (201) 296-4860

                                   DESCRIPTION OF SHARES TENDERED
                                     (SEE INSTRUCTIONS 3 AND 4)

NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
(PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON                    SHARES TENDERED
                CERTIFICATE(S))                         (ATTACH ADDITIONAL LIST IF NECESSARY)
                                                                     TOTAL NUMBER
                                                                      OF SHARES
                                                                     REPRESENTED        NUMBER OF
                                                   CERTIFICATE            BY              SHARES
                                                    NUMBER(S)*     CERTIFICATE(S)*      TENDERED**

                                                  TOTAL SHARES:

*   Need not be completed by stockholders tendering by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

                         PLEASE READ THE ENTIRE LETTER
            OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS,
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW.

Delivery of this instrument and all other documents to an address or transmission of instructions to a facsimile number other than as set forth above does not constitute a valid delivery.

    This Letter of Transmittal is to be used only if (a) certificates for Shares (as defined below) are to be forwarded herewith or (b) unless an Agent's Message (as defined in Section 3 of the Offer to Purchase (as defined below)) is utilized, a tender of Shares is being made concurrently by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company ("DTC") or Philadelphia Depository Trust Company ("PDTC") (hereinafter, collectively referred to as the "Book-Entry Transfer Facilities") pursuant to
Section 3 of the Offer to Purchase. See Instruction 2. This Letter of Transmittal may be used for Shares credited to accounts in CTG's Dividend Reinvestment Plan (the "Dividend Reinvestment Plan") (see box entitled "Dividend Reinvestment Plan Shares") or CTG's Employee Savings Plans (the "Employee Savings Plans") (see box entitled "Employee Savings Plans Shares").

    Shareholders who cannot deliver the certificates for their Shares to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase) or who cannot complete the procedure for book-entry transfer on a timely basis or who cannot deliver a Letter of Transmittal and all other required documents to the Depositary prior to the Expiration Date must, in each case, tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE A VALID DELIVERY.

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

/ /        CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
           DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE
           FOLLOWING:

           Name of Tendering Institution:
           -------------------------------------------------------
           Check Applicable Box:  / / DTC    / / PDTC

           Account number: -------------------------------------------------------------------

           Transaction Code Number: ---------------------------------------------------------

/ /        CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
           DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

           Name(s) of Registered Holder(s):
           ----------------------------------------------------

           Date of Execution of Notice of Guaranteed Delivery:
           ------------------------------------

           Name of Institution which Guaranteed Delivery:
           ----------------------------------------

           If Delivery is by Book-Entry Transfer:

           Name of Tendering Institution:
           -------------------------------------------------------

           Account number: ---------------- / / DTC    / / PDTC

           Transaction Code Number:
           ------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

LADIES AND GENTLEMEN:

    The undersigned hereby tenders to The Energy Network, Inc., a Connecticut corporation ("TEN") and a wholly owned subsidiary of CTG Resources, Inc., a Connecticut corporation ("CTG"), the above described shares of Common Stock, without par value (the "Shares"), of CTG pursuant to TEN's offer to purchase up to 1,800,000 Shares, at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, upon the terms and subject to the conditions set forth in TEN's Offer to Purchase, dated October 2, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged and in this Letter of Transmittal (which together constitute the "Offer").

    Subject to and effective upon acceptance for payment of the Shares tendered hereby in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, TEN all right, title and interest in and to all the Shares that are being tendered hereby and orders the registration of all such Shares if tendered by book-entry transfer and hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Depositary also acts as the agent of TEN) with respect to such Shares with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

        (a) deliver certificate(s) for such Shares or transfer ownership of such Shares on the account books maintained by any of the Book-Entry Transfer Facilities, together in either such case with all accompanying evidence of transfer and authenticity, to, or upon the order of, TEN upon receipt by the Depositary, as the undersigned's agent, of the aggregate Purchase Price (as defined below) with respect to such Shares;

        (b) present certificates for such Shares for cancellation and transfer on TEN's books; and

        (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the following representations and warranties, all in accordance with the terms of the Offer.

    The undersigned hereby represents and warrants to TEN that:

        (a) the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby;

        (b) when and to the extent TEN accepts such Shares for purchase, TEN will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

        (c) on request, the undersigned will execute and deliver any additional documents the Depositary or TEN deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby;

        (d) the undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that:

           (i) the undersigned has a net long position in Shares or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended; and

           (ii) such tender of Shares complies with Rule 14e-4; and

        (e) the undersigned has read and agrees to all of the terms of the Offer.

    All authorities conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy, and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

    The name(s) and address(es) of the registered holder(s) should be printed above, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates, and the number of Shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above. The price at which such Shares are being tendered should be indicated in the box below.

    The undersigned understands that TEN will, upon the terms and subject to the conditions of the Offer, determine a single per Share price (not greater than $27.00 or less than $23.50 per Share) net to the seller in cash (the "Purchase Price") that it will pay for Shares properly tendered and not withdrawn prior to the Expiration Date pursuant to the Offer, taking into account the number of Shares so tendered and the prices (in multiples of $0.25) specified by tendering shareholders. The undersigned understands that TEN will select the lowest Purchase Price which will allow it to buy 1,800,000 Shares (or such lesser number of Shares as are properly tendered at prices not greater than $27.00 or less than $23.50 per Share) pursuant to the Offer. The undersigned understands that up to 1,800,000, Shares properly tendered at prices at or below the Purchase Price and not withdrawn prior to the Expiration Date will be purchased at the Purchase Price, upon the terms and subject to the conditions of the Offer, including its proration provisions, and that TEN will return all other Shares not purchased pursuant to the Offer, including Shares tendered and not withdrawn prior to the Expiration Date at prices greater than the Purchase Price and Shares not purchased because of proration.

    Unless otherwise indicated under "Special Payment Instructions," please issue the check for the Purchase Price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Purchase Price of any Shares purchased and/ or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that TEN has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if TEN does not accept for payment any of the Shares so tendered.

        THE UNDERSIGNED UNDERSTANDS THAT ACCEPTANCE OF SHARES BY TEN FOR PAYMENT WILL CONSTITUTE A BINDING AGREEMENT BETWEEN THE UNDERSIGNED AND
         TEN UPON THE TERMS AND SUBJECT TO THE CONDITIONS OF THE OFFER.

                      NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

                          PRICE (IN DOLLARS) PER SHARE AT
                        WHICH SHARES ARE BEING TENDERED
                              (SEE INSTRUCTION 5)

                                CHECK ONLY ONE BOX.
                        IF MORE THAN ONE BOX IS CHECKED
                       OR IF NO BOX IS CHECKED, THERE IS
                           NO VALID TENDER OF SHARES

                       SHARES TENDERED AT PURCHASE PRICE
                          DETERMINED BY DUTCH AUCTION

/ / The undersigned wants to maximize the chance of having TEN purchase all the Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this one box INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby tenders Shares at, and is willing to accept, the Purchase Price resulting from the Dutch auction tender process. This action could result in receiving a price per Share as low as $23.50 or as high as $27.00.

           *** CHECK EITHER THE BOX ABOVE OR CHECK ONE BOX BELOW ***

                            SHARES TENDERED AT PRICE
                           DETERMINED BY SHAREHOLDER

                   / / $23.50        / / $24.50        / / $25.50        / /
               $26.50

                   / / $23.75        / / $24.75        / / $25.75        / /
               $26.75

                   / / $24.00        / / $25.00        / / $26.00        / /
               $27.00

                   / / $24.25        / / $25.25        / / $26.25

    IF SHARES ARE BEING TENDERED AT MORE THAN ONE PRICE, YOU MUST USE A SEPARATE
             LETTER OF TRANSMITTAL FOR EACH PRICE TO BE SPECIFIED.

                                    ODD LOTS
                              (SEE INSTRUCTION 8)

To be completed ONLY if the SHARES are being tendered by or on behalf of a person owning of record or beneficially, as of the close of business on October 2, 1997, an aggregate of fewer than 100 Shares*. The undersigned either (check one box):

/ / was as of the close of business on October 2, 1997, and will continue to be at the Expiration Date, the record or beneficial owner, of an aggregate of fewer than 100 Shares,* all of which are being tendered, or

/ /  is a broker, dealer, commercial bank, trust company, or other nominee that
    (a) is tendering for the beneficial owner(s) thereof, Shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person was as of the close of business on October 2, 1997, and will continue to be at the Expiration Date, the beneficial owner of an aggregate of fewer than 100 Shares* and is tendering all of such Shares.

* In calculating the number of Shares you own, you must aggregate Shares held in the Dividend Reinvestment Plan or the Employee Savings Plans with those held outside such plans.

                       DIVIDEND REINVESTMENT PLAN SHARES
                              (SEE INSTRUCTION 13)

This section is to be completed ONLY if Shares held in the Dividend Reinvestment Plan are to be tendered.

/ / By checking this box, the undersigned represents that the undersigned is a participant in the Dividend Reinvestment Plan and hereby instructs the Depositary to tender on behalf of the undersigned the following number of Shares credited to the Dividend Reinvestment Plan account of the undersigned at the Purchase Price per Share indicated in the box entitled "Price (In Dollars) Per Share At Which Shares Are Being Tendered" in this Letter of
    Transmittal:

                            Number of Shares       *

* THE UNDERSIGNED UNDERSTANDS AND AGREES THAT ALL SHARES HELD IN THE DIVIDEND REINVESTMENT PLAN ACCOUNT(S) OF THE UNDERSIGNED WILL BE TENDERED IF THE ABOVE BOX IS CHECKED AND THE SPACE ABOVE IS LEFT BLANK. IF THE BOX CAPTIONED "ODD LOTS" IN THIS LETTER OF TRANSMITTAL IS COMPLETED, ALL SHARES HELD IN THE ODD LOT OWNER'S ACCOUNT(S) WILL BE TENDERED REGARDLESS OF WHETHER THIS SECTION IS OTHERWISE COMPLETED.

              SPECIAL PAYMENT INSTRUCTIONS                             SPECIAL DELIVERY INSTRUCTIONS
          (SEE INSTRUCTIONS 1, 4, 6, 7 AND 10)                      (SEE INSTRUCTIONS 1, 4, 6, 7 AND 10)
  To be completed ONLY if certificates for Shares not     To be completed ONLY if certificates for Shares not
tendered or not purchased and/or any check for the        tendered or not purchased and/or any check for the
aggregate Purchase Price of Shares purchased are to be    Purchase Price of Shares purchased, issued in the name
issued in the name of and sent to someone other than the  of the undersigned, are to be mailed to someone other
name of and sent to someone other than the undersigned.   than the undersigned, or to the undersigned at an
Issue / / Check / / Certificates to:                      address other than that shown above.
Name(s)                                                   Issue / / Check / / Certificates to:
Address              (Please Print)                       Name(s)              (Please Print)
                       (Zip Code)                         Address
(Tax Identification or Social Security Number)                                   (Zip Code)

                         EMPLOYEE SAVINGS PLANS SHARES
                              (SEE INSTRUCTION 14)

This section is to be completed ONLY if unrestricted Shares held in the Employee Savings Plans are to be tendered.

/ / By checking this box, the undersigned represents that the undersigned is a participant in the Employee Savings Plans and hereby instructs the Depositary to tender on behalf of the undersigned the following number of unrestricted Shares credited to the Employee Savings Plans account of the undersigned at the Purchase Price per Share indicated in the box entitled "Price (In Dollars) Per Share At Which Shares Are Being Tendered" in this Letter of Transmittal:

                            Number of Shares       *

* THE UNDERSIGNED UNDERSTANDS AND AGREES THAT ALL UNRESTRICTED SHARES HELD IN THE EMPLOYEE SAVINGS PLANS ACCOUNT(S) OF THE UNDERSIGNED WILL BE TENDERED IF THE ABOVE BOX IS CHECKED AND THE SPACE ABOVE IS LEFT BLANK. IF THE BOX CAPTIONED "ODD LOTS" IN THIS LETTER OF TRANSMITTAL IS COMPLETED, ALL UNRESTRICTED SHARES HELD IN THE ODD LOT OWNER'S ACCOUNT(S) WILL BE TENDERED REGARDLESS OF WHETHER THIS SECTION IS OTHERWISE COMPLETED.

              SPECIAL PAYMENT INSTRUCTIONS                             SPECIAL DELIVERY INSTRUCTIONS
          (SEE INSTRUCTIONS 1, 4, 6, 7 AND 10)                      (SEE INSTRUCTIONS 1, 4, 6, 7 AND 10)
  To be completed ONLY if certificates for Shares not     To be completed ONLY if certificates for Shares not
tendered or not purchased and/or any check for the        tendered or not purchased and/or any check for the
aggregate Purchase Price of Shares purchased are to be    Purchase Price of Shares purchased, issued in the name
issued in the name of and sent to someone other than the  of the undersigned, are to be mailed to someone other
name of and sent to someone other than the undersigned.   than the undersigned, or to the undersigned at an
Issue / / Check / / Certificates to:                      address other than that shown above.
Name(s)                                                   Issue / / Check / / Certificates to:
Address              (Please Print)                       Name(s)              (Please Print)
                       (Zip Code)                         Address
(Tax Identification or Social Security Number)                                   (Zip Code)

                                PLEASE SIGN HERE
                     (TO BE COMPLETED BY ALL SHAREHOLDERS)

Signature(s) of Owner(s)-- _____________________________________________________

________________________________________________________________________________
                            Signature(s) of Owner(s)

Dated: __________________________________________________________________, 1997.

Name(s): _______________________________________________________________________

________________________________________________________________________________
                                 (Please Print)

Capacity (full title): _________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number: ________________________________________________

________________________________________________________________________________

    (Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)

Name of Firm: __________________________________________________________________

Authorized Signature: __________________________________________________________

Name: __________________________________________________________________________

________________________________________________________________________________
                                 (Please Print)

Title: _________________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number: ________________________________________________

Dated: ___________________________________________________________________, 1997

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURE.  No signature guarantee is required if either:

    (a) this Letter of Transmittal is signed by the registered holder of the Shares (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of such Shares) exactly as the name of the registered holder appears on the certificate tendered with this Letter of Transmittal and payment and delivery are to be made directly to such owner unless such owner has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

    (b) such Shares are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company (not a savings bank or savings and loan association) having an office, branch or agency in the United States which is a participant in an approved Signature Guarantee Medallion Program (each such entity, an "Eligible Institution").

    In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 6.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES: GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if certificates for Shares are delivered with it to the Depositary (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if a tender for Shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares or confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of Shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or duly executed and manually signed photocopy of the Letter of Transmittal, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth on the front page of this Letter of Transmittal and must be delivered to the Depositary on or before the Expiration Date (as defined in the Offer to Purchase). DELIVERY OF DOCUMENTS TO ONE OF THE BOOK-ENTRY TRANSFER FACILITIES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

    Shareholders whose certificates are not immediately available or who cannot deliver certificates for their Shares and all other required documents to the Depositary before the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, must, in any such case, tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or photocopy of it (with any required signature guarantee)) and by otherwise complying with the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure, certificates for all physically tendered Shares or book-entry confirmations, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or photocopy of it) and all other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

    The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution in the form set forth in such Notice. For Shares to be tendered validly pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

    THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY

MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

    TEN will not accept any alternative, conditional or contingent tenders, except as expressly provided in the Offer to Purchase. All fractional shares will be purchased, unless proration of tendered Shares is required, in which case only fractional Shares held by participants in the Dividend Reinvestment Plan and unrestricted fractional shares held in the Employee Savings Plans will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or a photocopy of it), waive any right to receive any notice of the acceptance of their tender.

    3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

    4. PARTIAL TENDERS AND UNPURCHASED SHARES. (Not applicable to shareholders who tender by book-entry transfer.) If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares that are to be tendered in the column entitled "Number of Shares Tendered," in the box captioned "Description of Shares Tendered." In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares (including any Shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the "Special Payment Instructions" or "Special Delivery Instructions" box on this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, all Shares represented by the certificate(s) listed and delivered to the Depositary will be deemed to have been tendered.

    5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. For Shares to be properly tendered, the shareholder MUST check the box indicating the price per Share at which he or she is tendering Shares under "Price (In Dollars) Per Share at Which Shares Are Being Tendered" on this Letter of Transmittal. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES. A shareholder wishing to tender portions of his or her Share holdings at different prices must complete a separate Letter of Transmittal for each price at which he or she wishes to tender each such portion of his or her Shares. The same Shares cannot be tendered (unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price. SHAREHOLDERS WISHING TO MAXIMIZE THE POSSIBILITY THAT THEIR SHARES WILL BE PURCHASED AT THE RELEVANT PURCHASE PRICE MAY CHECK THE BOX ON THE LETTER OF TRANSMITTAL MARKED "SHARES TENDERED AT PURCHASE PRICE DETERMINED BY DUTCH AUCTION." Checking this box may result in a purchase price of the Shares so tendered at the minimum price of $23.50.

    6. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

        (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with name(s) as written on the face of the certificate(s) without any change whatsoever.

        (b) If the Shares are held of record by two or more persons or holders, all such persons or holders must sign this Letter of Transmittal.

        (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or photocopies of it) as there are different registrations of certificates.

        (d) When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsement(s) of certificate(s) representing such Shares or separate stock power(s) are required unless payment is to be made or the certificate(s) for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s). SIGNATURE(S) ON SUCH CERTIFICATE(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or their certificate(s) for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

        (e) If this Letter of Transmittal or any certificate(s) or stock power(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to TEN of their authority so to act. If the certificate has been issued in the fiduciary or representative capacity, no additional documentation will be required.

    7. STOCK TRANSFER TAXES. Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. TEN will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however:

        (a) payment of the aggregate Purchase Price for Shares tendered hereby and accepted for purchase is to be made to any person other than the registered holder(s);

        (b) Shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

        (c) tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal,

then the Depositary will deduct from such aggregate Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder, such other person or otherwise) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes or any exemption from them is submitted. See Section 16 of the Offer to Purchase.

    8. ODD LOTS. As described in Sections 1 and 2 of the Offer to Purchase, if TEN is to purchase fewer than all Shares tendered before the Expiration Date and not withdrawn, the Shares purchased first will consist of all Shares tendered by any shareholder who owned of record or owned beneficially, as of the close of business on October 2, 1997 and will continue to own at the Expiration Date, an aggregate of fewer than 100 Shares, including any Shares held in the Dividend Reinvestment Plan or the Employee Savings Plans, and who tenders all of his or her Shares at or below the Purchase Price (an "Odd Lot Owner"). This preference will not be available unless the box captioned "Odd Lots" is completed.

    Notwithstanding clause (b) above, TEN reserves the right, but is not obligated, to purchase prior to purchasing any other Shares referred to in clause (b), all Shares tendered by a shareholder who has tendered at or below the Purchase Price all Shares owned, beneficially or of record, and as a result of the proration contemplated by clause (b) would then own, beneficially or of record, an aggregate of fewer than 100 Shares. If TEN exercises this right, it will increase the number of Shares that are purchased pursuant to the Offer in an amount sufficient to allow the exercise of the right (i.e., the number of Shares that would be owned by all shareholders who would become Odd Lot holders as a result of the proration contemplated by clause (b)).

    9. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the Offer to Purchase, shareholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax classification of any gain or loss on the Shares purchased. See Section 14 of the Offer to Purchase.

    10. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificate(s) for Shares not tendered or not purchased and/ or check(s) are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such certificates and/or checks are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1. Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such Shareholder at the Book-Entry Transfer Facility from which such transfer was made.

    11. IRREGULARITIES. All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by TEN in its sole discretion, which determinations shall be final and binding on all parties. TEN reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of TEN's counsel, be unlawful. TEN also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares, and TEN's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as TEN shall determine. None of TEN, CTG, the Dealer Manager, the Depositary, the Information Agent, (all as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

    12. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from, the Information Agent at the addresses and telephone numbers set forth at the end of this Letter of Transmittal or from your broker, dealer, commercial bank or trust company.

    13. DIVIDEND REINVESTMENT PLAN. If a tendering shareholder desires to have tendered pursuant to the Offer Shares credited to the shareholder's account under the Dividend Reinvestment Plan, the box captioned "Dividend Reinvestment Plan Shares" should be completed. A participant in the Dividend Reinvestment Plan may complete such box on only one Letter of Transmittal submitted by such participant. If a participant submits more than one Letter of Transmittal and completes such box on more than one Letter of Transmittal, the participant will be deemed to have elected to tender all shares credited to the shareholder's account under the Dividend Reinvestment Plan at the lowest of the prices specified in such Letters of Transmittal.

    If a Shareholder authorizes a tender of Shares held in the Dividend Reinvestment Plan, all such Shares credited to such shareholder's account, including fractional Shares, will be tendered, unless otherwise specified in the appropriate space in the box entitled "Dividend Reinvestment Plan Shares." In the event that the box captioned "Dividend Reinvestment Plan Shares" is not completed, no Shares held in the tendering shareholder's account will be tendered (unless the stockholder has otherwise completed the box captioned "Odd Lots" in this Letter of Transmittal, in which case all Shares held in the Odd Lot Owner's account will be tendered regardless of whether the box captioned "Dividend Reinvestment Plan Shares" is completed).

    14. EMPLOYEE SAVINGS PLANS. If a tendering shareholder desires to have tendered pursuant to the Offer unrestricted Shares credited to the shareholder's account under the Employee Savings Plans, the box captioned "Employee Savings Plans Shares" should be completed. A participant in the Employee Savings Plans may complete such box on only one Letter of Transmittal submitted by such participant. If a participant submits more than one Letter of Transmittal and completes such box on more than one Letter of Transmittal, the participant will be deemed to have elected to tender all unrestricted Shares credited to the shareholder's account under the Employee Savings Plans at the lowest of the prices specified in such Letters of Transmittal.

    If a Shareholder authorizes a tender of unrestricted Shares held in the Employee Savings Plans, all such unrestricted Shares credited to such shareholder's account, including fractional unrestricted Shares, will be tendered, unless Otherwise specified in the appropriate space in the box entitled "Employee Savings Plans Shares." In the event that the box captioned "Employee Savings Plans Shares" is not completed, no unrestricted Shares held in the tendering shareholder's account will be tendered (unless the stockholder has otherwise completed the box captioned "Odd Lots" in this Letter of Transmittal, in which case all unrestricted Shares held in the Odd Lot Owner's account will be tendered regardless of whether the box captioned "Employee Savings Plans Shares" is completed).

    15. SUBSTITUTE FORM W-9 AND FORM W-8. Under the United States federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 31% of the gross proceeds payable to a shareholder or other payee pursuant to the Offer must be withheld and remitted to the United States Treasury, unless the shareholder or other payee provides such person's taxpayer identification number (employer identification number or social security number) to the Depositary and certifies that such number is correct. Therefore, each tendering shareholder should complete and sign the Substitute Form W-9 included as part of the Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such shareholder otherwise establishes to the satisfaction of the Depositary that it is not subject to backup withholding. Certain shareholders (including, among others, all corporations and certain foreign shareholders (in addition to foreign corporations)) are not subject to these backup withholding and information reporting requirements. In order for a foreign shareholder to qualify as an exempt recipient, that shareholder must submit to the Depositary an IRS Form W-8 or a Substitute Form W-8, signed under penalties of perjury, certifying as to that shareholder's non-United States status. Such statements may be obtained from the Depositary.

    16. WITHHOLDING ON FOREIGN SHAREHOLDERS. Even if a foreign shareholder has provided the required certification to avoid backup withholding, the Depositary will withhold United States federal income taxes in an amount equal to 30% of the gross proceeds payable to a foreign shareholder or his or her agent unless the Depositary determines that such foreign shareholder is entitled to a reduced rate of withholding pursuant to an applicable income tax treaty or to an exemption from withholding because such gross proceeds are effectively connected with the conduct by such Shareholder of a trade or business in the United States. For this purpose, a foreign shareholder is any shareholder of CTG that is not (i) a citizen or resident alien individual of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States, any State or any political subdivision thereof, (iii) an estate the income of which is subject to United States federal income taxation regardless of the source of such income, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust, and one or more United States trustees have the authority to control all substantial decisions relating to the trust. In order to obtain a reduced rate of withholding pursuant to an applicable tax treaty, a foreign shareholder must deliver to the Depositary a properly completed IRS Form 1001. In order to obtain an exemption from withholding on the ground that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a foreign shareholder must deliver to the Depositary a properly completed IRS Form 4224. The Depositary will determine a shareholder's status as a foreign shareholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to the shareholder's address and any IRS Forms 1001 or 4224 submitted to TEN by the shareholder unless facts and circumstances indicate that such reliance is not warranted or unless applicable law requires some other method for determining whether a reduced rate of withholding is applicable. These forms can be obtained from TEN. A foreign shareholder may be eligible for a refund from the IRS of all or a portion of any tax withheld if such shareholder satisfies the

"complete termination," "substantially disproportionate" or "not essentially equivalent to a dividend" test described in Section 14 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax is due. Backup withholding generally will not apply to amounts subject to withholding at the 30% or a treaty-reduced rate. Foreign shareholders are urged to consult their tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption and details of the refund procedures.

    The procedures described above for United States federal income tax withholding on proceeds paid pursuant to the Offer to a foreign shareholder are currently the subject of proposed Treasury Regulations, which were issued in 1996 and are proposed to be effective for payments made after December 31, 1997, subject to certain transition rules (the "1996 Proposed Regulations"). The 1996 Proposed Regulations, if adopted in their current form, would modify the procedures for establishing a reduced rate of withholding tax as described above. Under the 1996 Proposed Regulations, the determination of whether a foreign shareholder is entitled to a reduced rate of withholding pursuant to an applicable income tax treaty could no longer be determined solely by reference to the foreign shareholder's address. Instead, a foreign shareholder who wishes to claim the benefit of an applicable reduced treaty rate of withholding would be required to satisfy certain certification and other requirements. Informal statements by the IRS indicate that the 1996 Proposed Regulations, when finally adopted, will be made effective for payments made after December 31, 1998. No official announcement to this effect, however, has been issued by the IRS. Foreign shareholders of CTG should consult their own tax advisors concerning the potential adoption of the 1996 Proposed Regulations and the potential effect of such Regulations on the United States federal income tax consequences to them of the Offer.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A PHOTOCOPY THEREOF) TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE). SHAREHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED SUBSTITUTE FORM W-9 WITH THEIR LETTER OF TRANSMITTAL.

            PAYER'S NAME: CHASE MELLON SHAREHOLDER SERVICES, L.L.C., DEPOSITARY

SUBSTITUTE                     PART 1: PLEASE PROVIDE YOUR    SOCIAL SECURITY NUMBER
  FORM W-9                     TIN IN THE BOX AT RIGHT AND    OR
                               CERTIFY BY SIGNING AND DATING  EMPLOYER IDENTIFICATION
                               BELOW.                         NUMBER

                               PART 2: For Payees exempt from backup withholding, see the
DEPARTMENT OF THE TREASURY     enclosed Guidelines for Certification of Taxpayer
  INTERNAL REVENUE SERVICE     Identification
  PAYER'S REQUEST FOR          Number on Substitute Form W-9 and complete as instructed
  TAXPAYER IDENTIFICATION      therein.
  NUMBER (TIN)

                               PART 3: Awaiting TIN / /

CERTIFICATION--Under penalties of perjury, I certify that (i) the number shown on this form is my correct Taxpayer Identification Number (or if I am waiting for a number to be issued to me either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS center or Social Security Administration office or (b) I intend to mail or deliver an application in the near future) and (ii) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding. Certification Instructions--You must cross out item (ii) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

SIGNATURE _______________________________    DATE ________________________, 1997

NAME ___________________________________________________________________________
                                    (PLEASE PRINT)

ADDRESS ________________________________________________________________________
                                    (INCLUDE ZIP CODE)

       FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                             THE INFORMATION AGENT:

                             D.F. KING & CO., INC.

                    77 Water Street New York, New York 10005
                    Telephone: (800) 578-5378 (toll free) or
                         (212) 269-5550 (call collect)

                                THE DEPOSITARY:

                   CHASE MELLON SHAREHOLDER SERVICES, L.L.C.

           BY HAND:                        BY MAIL:                     BY FACSIMILE:               BY OVERNIGHT DELIVERY:
  Reorganization Department       Reorganization Department      (Eligible Institutions Only)     Reorganization Department
         120 Broadway                   P.O. Box 3305                   (201) 329-8936                85 Challenger Road
          13th Floor              South Hackensack, NJ 07606        CONFIRM BY TELEPHONE:              Mail Drop-Reorg.
      New York, NY 10271                                                (201) 296-4860            Ridgefield Park, NJ 07660

                              THE DEALER MANAGER:

                            PAINEWEBBER INCORPORATED

                          1285 Avenue of the Americas
                                   12th Floor
                            New York, New York 10019
                     Telephone: (800) 894-0098 (toll free)

Important: This Letter of Transmittal or a photocopy hereof or, in the case of a book-entry transfer, an Agent's Message in lieu of the Letter of Transmittal (together with certificates for the Shares being tendered and all other required documents), or a Notice of Guaranteed Delivery must be received by the Depositary prior to 12:00 Midnight, Eastern Standard Time, on the Expiration Date.